SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): May 31, 2005
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                            TOP GROUP HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                       000-1103640                    84-1482082
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

                             1398 Monterey Pass Road
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                             Monterey Park, CA 91754
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (323) 261-1888
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          (Former name or former address, if changed since last report)

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Item 4.01 Change of Independent Accountants

      (a) On December 28, 2004, we dismissed Joseph Mao, CPA ("Mao") of New Hyde Park, New York as our independent public accountant. The decision to discontinue our relationship with Mao was approved by our Board of Directors, was made cooperatively with him and was based exclusively on the fact that we were informed at that time that our independent public accountant was required to be registered with the Public Company Accountant Oversight Board (the "PCAOB") and that Mao was not registered with the PCAOB. On December 28, 2004, we retained Michael Johnson & Co., LLC ("Johnson") of Denver, Colorado as our independent public accountant. As previously disclosed, Johnson had served as the Company's independent public accountant prior to the change in control of the Company on January 16, 2003.

      During the two prior fiscal years and through the date of our decision to appoint Johnson, Mao had issued only one auditor's report, which was on the financial statements for the year ended December 31, 2003 and did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles. During this same period, there were no disagreements with Mao on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Mao's satisfaction, would have caused him to make reference to the subject matter of the disagreements in connection with his report on our consolidated financial statements. We provided Mao with a copy of this disclosure and requested that Mao furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Mao's letter, dated May 31, 2005, is filed as Exhibit 16 to this Current Report on Form 8-K.

      (b) As discussed above, on December 28, 2004, we retained Johnson as our independent public accountant. The decision to retain Johnson as our independent public accountant was made by our Board of Directors on December 28, 2004. We engaged Johnson to re-do an audit of our financial statements for the fiscal years ended December 31, 2003 and to audit our financial statements for the year ended December 31, 2004. During the year ended December 31, 2004 and through the date of this Report, neither we nor anyone on our behalf has consulted with Johnson regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

Item 9.01 Financial Statements and Exhibits

      The following exhibits are furnished with this report:

Exhibit No.    Description

16             Letter from Joseph Mao, CPA dated May 31, 2005.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TOP GROUP HOLDINGS, INC.
                                        (Registrant)


Date:  May 31, 2005                     /s/ Ru-hua Song
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                                        Ru-hua Song
                                        Principal Executive Officer